UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

__________

Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

This Amendment Number One on Form 8 – K/A (this “Amendment”) is being filed by Premier Exhibitions, Inc. (the "Company") to amend that certain Current Report on Form 8 – K dated October 29, 2015 (the "Original Report") in order to disclose the anticipated timing of the filing of the financial statements and pro forma financial statements required under Item 9.01 of the Original Report.

Item 8.01 Other Events.

Given among other things the Company’s limited financial reporting staff and other resources, the Company is not able to file a Form 8 – K/A containing the required financial statements and pro forma financial statements acquired under Item 9.01 of the Original report within the prescribed time period. The Company anticipates filing the financial statements and pro forma financial statements required under Item 9.01 of the Original Report on or about February 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael Little
Michael Little
Chief Financial Officer and Chief Operating Officer

Date: January 14, 2016